Exhibit 99.1

NEWS RELEASE

Contact: Dollar Financial Corp.

Financial Dynamics

Mark McCall/Julie Prozeller (212) 850-5641

FOR IMMEDIATE RELEASE

DOLLAR FINANCIAL GROUP, INC. COMMENCES TENDER OFFER AND

CONSENT SOLICITATION FOR ITS 9.75% SENIOR NOTES DUE 2011

BERWYN, Pa., September 14, 2006 - Dollar Financial Corp. (NASDAQ:DLLR - News) today announced that its wholly-owned subsidiary, Dollar Financial Group, Inc., has commenced a cash tender offer for any and all of its outstanding $200,000,000 aggregate principal amount 9.75% Senior Notes Due 2011 on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement dated September 14, 2006 and the related Consent and Letter of Transmittal. The Company also is soliciting consents to certain proposed amendments to the indenture governing the Notes to eliminate most of the restrictive covenants and certain events of default. The tender offer documents more fully set forth the terms of the tender offer and consent solicitation.

The tender offer will expire at 5:00 p.m., New York City time, on October 12, 2006, unless extended or earlier terminated by Dollar Financial Group. Dollar Financial Group reserves the right to terminate, withdraw or amend the tender offer and consent solicitation at any time subject to applicable law.

The total consideration for the Notes tendered and accepted for purchase pursuant to the tender offer will be determined as specified in the tender offer documents, on the basis of a yield to the first redemption date for the Notes equal to the sum of (i) the yield (based on the bid side price) of the 3.00% U.S. Treasury Security due November 15, 2007, as calculated by Credit Suisse Securities (USA) LLC in accordance with standard market practice on the price determination date, as described in the tender offer documents, plus (ii) a fixed spread of 50 basis points. Dollar Financial Group will pay accrued and unpaid interest up to, but not including, the applicable payment date. Each holder who validly tenders its Notes and delivers consents on or prior to at 5:00 p.m., New York City time, on September 27, 2006 shall be entitled to a consent payment, which is included in the total consideration above, of $30 for each $1,000 principal amount of Notes tendered by such holder if such Notes are accepted for purchase pursuant to the tender offer. Holders who tender Notes are required to consent to the proposed amendments to the indenture. Any tender of Notes prior to the consent date may be validly withdrawn and consents may be validly revoked at any time prior to the consent date, but not thereafter unless the tender offer and the consent solicitation are terminated without any Notes being purchased. Holders who tender Notes after the consent date will not receive the consent payment.

Dollar Financial Group expects to pay for any Notes purchased pursuant to the tender offer and consent solicitation in same-day funds on a date promptly following the expiration of the tender offer. In addition, Dollar Financial Group may accept and pay for any Notes at any time after the consent date, in its sole discretion.

Dollar Financial Group’s obligation to accept for purchase, and to pay for, Notes validly tendered and not withdrawn pursuant to the tender offer and the consent solicitation is subject to the satisfaction or waiver of certain conditions, including the receipt of sufficient consents with respect to the proposed amendments to the indenture and the securing of sufficient financing for the purchase of the Notes and related fees and expenses. Dollar Financial Group intends to finance the purchase of the Notes and related fees and expenses with proceeds from a new financing to be obtained by Dollar Financial Group. Dollar Financial Group will not be required to accept for purchase, or pay the tender offer consideration, if it does not obtain such a financing. The complete terms and conditions of the tender offer and the consent solicitation are set forth in the tender offer documents which are being sent to holders of Notes. Holders are urged to read the tender offer documents carefully.

Dollar Financial Group has retained Credit Suisse Securities (USA) LLC to act as Dealer Manager in connection with the tender offer and consent solicitation. Questions about the tender offer and consent solicitation may be directed to Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll free) or (212) 538-0652 (collect). Copies of the tender offer documents and other related documents may be obtained from Morrow & Co., Inc., the information agent for the tender offer and consent solicitation, at (800) 607-0088 (toll free) or (203) 658-9400 (collect).

The tender offer and consent solicitation is being made solely by means of the tender offer documents. Under no circumstances shall this press release constitute an offer to purchase or the solicitation of an offer to sell the Notes or any other securities of Dollar Financial Group or Dollar Financial Corp. It also is not a solicitation of consents to the proposed amendments to the indenture. No recommendation is made as to whether holders of the Notes should tender their Notes or give their consent.

About Dollar Financial Corp.

Dollar Financial Corp. is a leading international financial services company serving under-banked consumers. Its customers are typically working-class individuals who require basic financial services but, for reasons of convenience and accessibility, purchase some or all of their financial services from the Company rather than from banks and other financial institutions. To meet the needs of these customers, the Company provides a range of consumer financial products and services primarily consisting of check cashing, short-term consumer loans, Western Union money order and money transfer products, reloadable VISA® and MasterCard® branded debit cards, electronic tax filing, bill payment services, and legal document preparation services.

At June 30, 2006, the Company’s global store network consisted of 1,250 stores, including 752 company-operated financial services stores and 145 We The People legal document preparation locations in 34 states, the District of Columbia, Canada and the United Kingdom. The store network is the largest network of its kind in each of Canada and the United Kingdom and the second-largest network of its kind in the United States. The Company’s customers, many of whom receive income on an irregular basis or from multiple employers, are drawn to the convenient neighborhood locations, extended operating hours and high-quality customer service. The Company’s products and services, principally check cashing and short-term consumer loan programs, provide immediate access to cash for living expenses or other needs. For more information, please visit the Company's website at www.dfg.com.

Forward Looking Statement

This news release contains forward looking statements, including statements regarding Dollar Financial Corp.’s future results, growth and operating strategy, the impact of acquisitions and of the performance of new products. These forward looking statements involve risks and uncertainties, including risks related to the repurchase of the outstanding senior notes, regulatory environment, current and potential future litigation, the integration of acquired stores, the performance of new stores, the impact of new installment loan products and other new products on the Company’s business, results of operations, financial condition and prospects. There can be no assurance that the Company will attain its expected results, successfully integrate acquisitions, successfully complete the tender offer, or that ongoing and potential future litigation or that the various FDIC, Federal, state or foreign legislative or regulatory activities affecting the Company or the banks with which the Company does business will not negatively impact the Company’s operations. A more complete description of these and other risks, uncertainties and assumptions is included in the Company’s filings with the Securities and Exchange Commission, including those described under the heading “Risk Factors” in the Company’s annual report on Form-10K. You should not place any undue reliance on any forward-looking statements. We disclaim any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.